Exhibit 99.2

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	SECOND QUARTER		YEAR TO DATE
	2013	2012	2013	2012
NET SALES	$2,869.3	$2,567.0	$5,356.5	$4,993.1
COSTS AND EXPENSES
Cost of sales	1,861.8	1,636.7	3,438.1	3,150.8
Gross margin	1,007.5	930.3	1,918.4	1,842.3
% of Net Sales	35.1%	36.2%	35.8%	36.9%
Selling, general and administrative	682.3	626.2	1,352.2	1,263.5
% of Net Sales	23.8%	24.4%	25.2%	25.3%
Operating margin	325.2	304.1	566.2	578.8
% of Net sales	11.3%	11.8%	10.6%	11.6%
Other - net	71.7	82.5	142.7	150.4
Restructuring (credits) charges	(30.7)	24.4	12.2	64.4
Income from operations	284.2	197.2	411.3	364.0
Interest - net	36.4	32.4	73.1	63.8
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	247.8	164.8	338.2	300.2
Income taxes on continuing operations	53.2	38.6	62.0	68.4
NET EARNINGS FROM CONTINUING OPERATIONS	194.6	126.2	276.2	231.8
Less: net loss attributable to non-controlling interests	(0.3)	(0.3)	(0.7)	(1.0)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	194.9	126.5	276.9	232.8
NET (LOSS) EARNINGS FROM DISCONTINUED OPERATIONS	(7.8)	28.3	(8.7)	43.8
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS	$187.1	$154.8	$268.2	$276.6

BASIC EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.26	$0.77	$1.78	$1.42
Discontinued operations	(0.05)	0.17	(0.06)	0.27
Total basic earnings per share of common stock	$1.21	$0.94	$1.73	$1.68
DILUTED EARNINGS (LOSS) PER SHARE OF COMMON STOCK
Continuing operations	$1.23	$0.75	$1.75	$1.38
Discontinued operations	(0.05)	0.17	(0.05)	0.26
Total diluted earnings per share of common stock	$1.18	$0.92	$1.69	$1.64
DIVIDENDS PER SHARE	$0.49	$0.41	$0.98	$0.82

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	155,064	164,082	155,137	164,162
Diluted	158,351	167,921	158,483	168,158

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	June 29, 2013	December 29, 2012
ASSETS
Cash and cash equivalents	$561.7	$716.0
Accounts and notes receivable, net	1,794.3	1,537.6
Inventories, net	1,475.8	1,316.0
Assets held for sale	—	135.2
Other current assets	425.1	394.1
Total current assets	4,256.9	4,098.9
Property, plant and equipment, net	1,398.0	1,333.6
Goodwill and other intangibles, net	10,613.3	9,955.5
Other assets	434.7	456.0
Total assets	$16,702.9	$15,844.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$1,289.5	$11.5
Accounts payable	1,558.7	1,349.7
Accrued expenses	1,083.5	1,681.5
Liabilities held for sale	—	30.9
Total current liabilities	3,931.7	3,073.6
Long-term debt	3,428.9	3,526.5
Other long-term liabilities	2,587.8	2,516.8
Stanley Black & Decker, Inc. shareowners’ equity	6,675.9	6,667.1
Non-controlling interests’ equity	78.6	60.0
Total liabilities and equity	$16,702.9	$15,844.0

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR TO DATE
	2013	2012	2013	2012
OPERATING ACTIVITIES
Net earnings from continuing operations	$194.6	$126.2	$276.2	$231.8
Net (loss) earnings from discontinued operations	(7.8)	28.3	(8.7)	43.8
Depreciation and amortization	108.1	109.0	213.9	224.8
Changes in working capital[1]	67.6	40.2	(127.4)	(112.0)
Other	(178.3)	(4.5)	(317.3)	(121.5)
Net cash provided by operating activities	184.2	299.2	36.7	266.9
INVESTING AND FINANCING ACTIVITIES
Capital and software expenditures	(88.4)	(109.0)	(167.9)	(170.5)
Proceeds from sale of business / assets	94.5	4.4	95.5	6.3
Acquisitions, net of cash acquired	(56.0)	(474.0)	(909.9)	(588.7)
Proceeds from issuances of common stock	23.2	10.9	106.4	75.5
Net short-term (repayments) borrowings	(60.1)	592.1	1,270.4	788.9
Cash dividends on common stock	(78.4)	(68.9)	(157.5)	(138.8)
Payments on long-term debt	(0.5)	(320.8)	(1.1)	(321.1)
Purchases of common stock for treasury	(3.7)	(206.9)	(24.8)	(217.8)
Payment on forward stock purchase contract	—	—	(350.0)	—
Other	(10.6)	(32.8)	(52.1)	(29.8)
Net cash used in investing and financing activities	(180.0)	(605.0)	(191.0)	(596.0)
Increase (Decrease) in Cash and Cash Equivalents	4.2	(305.8)	(154.3)	(329.1)
Cash and Cash Equivalents, Beginning of Period	557.5	883.6	716.0	906.9
Cash and Cash Equivalents, End of Period	$561.7	$577.8	$561.7	$577.8

1 The change in working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR TO DATE
	2013	2012	2013	2012
NET SALES
Construction & DIY	$1,445.8	$1,331.3	$2,638.2	$2,503.3
Industrial	812.8	634.7	1,508.2	1,296.7
Security	610.7	601.0	1,210.1	1,193.1
Total	$2,869.3	$2,567.0	$5,356.5	$4,993.1
SEGMENT PROFIT
Construction & DIY	$215.7	$196.9	$384.9	$345.3
Industrial	111.1	93.6	196.6	216.5
Security	52.1	70.1	107.4	139.9
Segment Profit	378.9	360.6	688.9	701.7
Corporate Overhead	(53.7)	(56.5)	(122.7)	(122.9)
Total	$325.2	$304.1	$566.2	$578.8
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.9%	14.8%	14.6%	13.8%
Industrial	13.7%	14.7%	13.0%	16.7%
Security	8.5%	11.7%	8.9%	11.7%
Segment Profit	13.2%	14.0%	12.9%	14.1%
Corporate Overhead	(1.9)%	(2.2)%	(2.3)%	(2.5)%
Total	11.3%	11.8%	10.6%	11.6%

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

	SECOND QUARTER 2013
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[3]
Gross margin	$1,007.5	$7.9	$1,015.4
% of Net Sales	35.1%		35.4%
Selling, general and administrative	682.3	(24.1)	658.2
% of Net Sales	23.8%		22.9%
Operating margin	325.2	32.0	357.2
% of Net Sales	11.3%		12.4%
Earnings from continuing operations before income taxes	247.8	5.3	253.1
Income taxes on continuing operations	53.2	9.1	62.3
Net earnings from continuing operations	194.9	(3.8)	191.1
Diluted earnings per share of common stock	$1.23	$(0.02)	$1.21

1 Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as a restructuring reversal due to the termination of a previously approved restructuring action.

	SECOND QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
Gross margin	$930.3	$4.3	$934.6
% of Net Sales	36.2%		36.4%
Selling, general and administrative	626.2	(33.6)	592.6
% of Net Sales	24.4%		23.1%
Operating margin	304.1	37.9	342.0
% of Net Sales	11.8%		13.3%
Earnings from continuing operations before income taxes	164.8	73.9	238.7
Income taxes on continuing operations	38.6	11.3	49.9
Net earnings from continuing operations	126.5	62.8	189.3
Diluted earnings per share of common stock	$0.75	$0.37	$1.13

2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

 3 The normalized 2013 and 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related and other charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related and Other Charges[1]	Normalized[3]
Gross margin	$1,918.4	$21.2	$1,939.6
% of Net Sales	35.8%		36.2%
Selling, general and administrative	1,352.2	(58.4)	1,293.8
% of Net Sales	25.2%		24.2%
Operating margin	566.2	79.6	645.8
% of Net Sales	10.6%		12.1%
Earnings from continuing operations before income taxes	338.2	111.4	449.6
Income taxes on continuing operations	62.0	34.1	96.1
Net earnings from continuing operations	276.9	77.3	354.2
Diluted earnings per share of common stock	$1.75	$0.49	$2.24

1 Merger and acquisition-related and other charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs, as well as a restructuring reversal due to the termination of a previously approved restructuring action.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
Gross margin	$1,842.3	$6.6	$1,848.9
% of Net Sales	36.9%		37.0%
Selling, general and administrative	1,263.5	(61.0)	1,202.5
% of Net Sales	25.3%		24.1%
Operating margin	578.8	67.6	646.4
% of Net Sales	11.6%		12.9%
Earnings from continuing operations before income taxes	300.2	153.7	453.9
Income taxes on continuing operations	68.4	32.0	100.4
Net earnings from continuing operations	232.8	121.7	354.5
Diluted earnings per share of common stock	$1.38	$0.73	$2.11

2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

 3 The normalized 2013 and 2012 information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s margin and earnings results aside from the material impact of the merger & acquisition-related and other charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	SECOND QUARTER 2013
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$184.2	87.5	$271.7
Less: capital and software expenditures	(88.4)	34.6	(53.8)
Free Cash Inflow (before dividends)	$95.8		$217.9

1 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	SECOND QUARTER 2012
	Reported	Merger & Acquisition- Related Charges and Payments[2]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$299.2	67.2	$366.4
Less: capital and software expenditures	(109.0)	45.2	(63.8)
Free Cash Inflow (before dividends)	$190.2		$302.6

2 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

3, 4 Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP CASH FLOW FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related Charges and Payments[1]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$36.7	170.9	$207.6
Less: capital and software expenditures	(167.9)	45.7	(122.2)
Free Cash (Outflow) Inflow (before dividends)	$(131.2)		$85.4

1 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges and Payments[2]	Normalized[4]
Free Cash Flow Computation[3]
Net cash provided by operating activities	$266.9	128.7	$395.6
Less: capital and software expenditures	(170.5)	68.8	(101.7)
Free Cash Inflow (before dividends)	$96.4		$293.9

2 Merger and acquisition-related charges and payments relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

3, 4 Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common stock and business acquisitions, among other items. Normalized cash flow and free cash flow, as reconciled above, are considered meaningful pro forma metrics to aid the understanding of the Company's cash flow performance aside from the material impact of merger and acquisition-related activities.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	SECOND QUARTER 2013
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$215.7	$2.9	$218.6
Industrial	111.1	6.1	117.2
Security	52.1	8.8	60.9
Segment Profit	378.9	17.8	396.7
Corporate Overhead	(53.7)	14.2	(39.5)
Total	$325.2	$32.0	$357.2
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.9%		15.1%
Industrial	13.7%		14.4%
Security	8.5%		10.0%
Segment Profit	13.2%		13.8%
Corporate Overhead	(1.9)%		(1.4)%
Total	11.3%		12.4%

 [1] Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	SECOND QUARTER 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$196.9	$10.5	$207.4
Industrial	93.6	1.0	94.6
Security	70.1	8.7	78.8
Segment Profit	360.6	20.2	380.8
Corporate Overhead	(56.5)	17.7	(38.8)
Total	$304.1	$37.9	$342.0
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.8%		15.6%
Industrial	14.7%		14.9%
Security	11.7%		13.1%
Segment Profit	14.0%		14.8%
Corporate Overhead	(2.2)%		(1.5)%
Total	11.8%		13.3%

 2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

3 The normalized 2013 and 2012 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s segment profit results aside from the material impact of the merger and acquisition-related charges.

STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

	YEAR TO DATE 2013
	Reported	Merger & Acquisition- Related Charges[1]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$384.9	$6.2	$391.1
Industrial	196.6	18.5	215.1
Security	107.4	15.2	122.6
Segment Profit	688.9	39.9	728.8
Corporate Overhead	(122.7)	39.7	(83.0)
Total	$566.2	$79.6	$645.8
Segment Profit as a Percentage of Net Sales
Construction & DIY	14.6%		14.8%
Industrial	13.0%		14.3%
Security	8.9%		10.1%
Segment Profit	12.9%		13.6%
Corporate Overhead	(2.3)%		(1.5)%
Total	10.6%		12.1%

 [1] Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah and Infastech acquisitions, including facility closure-related charges, employee-related charges and integration costs.

	YEAR TO DATE 2012
	Reported	Merger & Acquisition- Related Charges[2]	Normalized[3]
SEGMENT PROFIT
Construction & DIY	$345.3	$13.8	$359.1
Industrial	216.5	3.0	219.5
Security	139.9	15.6	155.5
Segment Profit	701.7	32.4	734.1
Corporate Overhead	(122.9)	35.2	(87.7)
Total	$578.8	$67.6	$646.4
Segment Profit as a Percentage of Net Sales
Construction & DIY	13.8%		14.3%
Industrial	16.7%		16.9%
Security	11.7%		13.0%
Segment Profit	14.1%		14.7%
Corporate Overhead	(2.5)%		(1.8)%
Total	11.6%		12.9%

 2 Merger and acquisition-related charges relate primarily to the Black & Decker merger and Niscayah acquisition, including facility closure-related charges, employee-related charges and integration costs.

3 The normalized 2013 and 2012 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis of the Company’s segment profit results aside from the material impact of the merger and acquisition-related charges.